Exhibit 99.1

AxoGen Appoints Eric Sandberg as

Chief Commercial Officer

Sandberg brings 25+ years of experience leading the commercialization of medical technologies

 ALACHUA, FL – January 22, 2019 – AxoGen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for damage or discontinuity to peripheral nerves, today announced the appointment of Eric Sandberg as Chief Commercial Officer.  He is a proven executive with a 25+ year career leading the commercialization of medical technologies in both large corporations and start-up ventures. Sandberg has excelled at developing new markets, bringing new products to market, and leading successful sales and marketing organizations.

“We are excited to welcome Eric to our executive team; his breadth of commercialization experience and proven track record of execution will be invaluable as we introduce new applications and launch new products that expand and enhance our platform for nerve repair,” commented Karen Zaderej, chairman, CEO, and president of AxoGen. “Eric’s executive leadership will be instrumental as  AxoGen continues to transform peripheral nerve repair and create a new standard of care.”

Sandberg has extensive leadership experience in commercializing medical technologies. He held leadership positions across sales, marketing, corporate accounts, and business development during a 12 plus year career at medical device manufacturers Guidant Corporation and Boston Scientific. While at Guidant, Sandberg built and led commercial teams that challenged the standard of care with innovative new solutions; including the Company’s first coronary stent system, which achieved market leadership in three months post launch and generated $700 million in sales within 15 months. He built and led the sales organization for CardioDx, a genomic diagnostic company, spearheading efforts to launch and create market demand for the company’s inaugural product. As President and CEO for Tangent Medical Technologies, Sandberg led all aspects of the company as it commercialized an innovative IV catheter system. Most recently, he served as CEO for Visura Technologies, successfully leading the development, patenting, FDA process, and commercialization of a novel transesophageal echocardiography camera assist device system, and as Chief Business Officer of gene therapy company Rhythm Therapeutics.  Sandberg earned an MBA from Harvard Business School and a Bachelor of Science degree from Bradley University. Sandberg will assume the duties of Jon Gingrich who will transition his responsibilities through his departure February 15, 2019.

“AxoGen has an outstanding culture of innovation and excellence, and I look forward to building upon the Company’s strong foundation,” commented Sandberg.  “AxoGen has a tremendous opportunity to improve outcomes and quality of life for patients suffering the debilitating effects of peripheral nerve damage, across a growing range of applications. I am thrilled to join the Company at this critical and

Exhibit 99.1

exciting time,  as we pursue and develop these markets.”

Mr. Sandberg’s employment began on January 21, 2019 pursuant to the terms of that certain employment agreement by and between Mr. Sandberg and the Company dated as of January 21, 2019 (the “Sandberg Employment Agreement”). In connection with his hiring, the Company granted Mr. Sandberg on January 22, 2019 a stock option to purchase 45,000 shares of the Company’s common stock with an exercise price that will be equal to the closing price per share of the Company’s common stock as reported on the NASDAQ today (the “Grant Date”) as an inducement award (the “Inducement Award”). The Inducement Stock Option Award was approved by the Company’s Compensation Committee of the Board of Directors in reliance on the employment inducement exception to shareholder approval provided under NASDAQ Stock Market Listing Rule 5635(c)(4) which requires public announcement of inducement awards and this release is being made to comply with such inducement award Listing Rules.

The Inducement Award will vest as to 50% of the shares after two years and 12.5% every six months thereafter until fully vested; provided, however, that such option shall automatically accelerate and become fully exercisable in the event that, following a Change in Control (as defined in the Sandberg Employment Agreement), Mr. Sandberg is terminated without “Substantial Cause” (as defined in the Sandberg Employment Agreement) within 6 months of the Change of Control or he resigns for “Good Reason” (as defined in the Sandberg Employment Agreement) within 90 days of the Change in Control. The Company intends to file a Form S-8 pursuant to the Securities Act of 1933, as amended, relating to Inducement Award.

About AxoGen

AxoGen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. We are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or discontinuity to peripheral nerves by providing innovative, clinically proven and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.

AxoGen's platform for peripheral nerve repair features a comprehensive portfolio of products, including Avance® Nerve Graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; AxoGuard® Nerve Connector, a porcine submucosa extracellular matrix (ECM) coaptation aid for tensionless repair of severed peripheral nerves; AxoGuard® Nerve Protector, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; and Avive® Soft Tissue Membrane, a minimally processed human umbilical cord membrane that may be used as a resorbable soft tissue covering to separate tissue layers and modulate inflammation in the surgical bed. Along with these core surgical products, AxoGen also offers AcroVal® Neurosensory & Motor Testing System and AxoTouch® Two-Point Discriminator. These evaluation and measurement tools assist health care professionals in detecting changes in sensation, assessing return of

Exhibit 99.1

sensory, grip, and pinch function, evaluating effective treatment interventions, and providing feedback to patients on peripheral nerve function. The AxoGen portfolio of products is available in the United States, Canada, the United Kingdom, and several other European and international countries.

Cautionary Statements Concerning Forward-Looking Statements
This Press Release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our assessment on our internal control over financial reporting, our growth, our 2018 and 2019 guidance, product development, product potential, financial performance, sales growth, product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this release should be evaluated together with the many uncertainties that affect AxoGen's business and its market, particularly those discussed in the risk factors and cautionary statements in AxoGen's filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by law, AxoGen assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

AxoGen, Inc.
Kaila Krum, VP, Investor Relations and Corporate Development
kkrum@AxoGenInc.com

Solebury Trout
Brian Korb
646.378.2923
bkorb@troutgroup.com